GOODWILL	12 Months Ended
Dec. 31, 2022
GOODWILL.
GOODWILL

8.GOODWILL

The changes in the carrying amount of goodwill for the years ended December 31, 2021 and 2022 were as follows:

	Legacy Huazhu	Legacy DH	Total
Balance at January 1, 2021
Goodwill	2,664	2,768	5,432
Accumulated impairment loss	(4)	(440)	(444)
	2,660	2,328	4,988
Goodwill acquired during the year (Note 3)	372	6	378
Net foreign exchange-goodwill	—	(278)	(278)
Net foreign exchange-impairment loss	—	44	44
Balance at December 31, 2021
Goodwill	3,036	2,496	5,532
Accumulated impairment loss	(4)	(396)	(400)
	3,032	2,100	5,132
Goodwill acquired during the year	—	4	4
Net foreign exchange-goodwill	—	70	70
Net foreign exchange-impairment loss	—	(11)	(11)
Balance at December 31, 2022
Goodwill	3,036	2,570	5,606
Accumulated impairment loss	(4)	(407)	(411)
	3,032	2,163	5,195

The goodwill of legacy Huazhu was not impaired for the years ended December 31, 2021 and 2022. The Group recorded an impairment loss of RMB437 against goodwill of legacy DH for the year ended December 31, 2020. As the estimated fair value of the reporting unit of legacy DH exceeded its carrying value, no impairment loss was recorded for the years ended December 31, 2021 and 2022.

As of December 31, 2021 and 2022, the estimated fair value of the reporting unit of legacy Huazhu exceeded over 100% of its carrying value. As of December 31, 2021 and 2022, the estimated fair value of the reporting unit of legacy DH exceeded its carrying value by approximately RMB421 and RMB769, which accounted for 13% and 25% of its carrying value, respectively. A 5% decline in the underlying projected cash flow or increase in the discount rate could have resulted in goodwill impairment loss of approximately RMB313 and RMB359 in 2021. A 5% decline in the underlying projected cash flows or increase in the discount rate could not result in an impairment loss in 2022.